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                           STOCK PURCHASE AGREEMENT


------------------------------------------------------------------------------


                                by and between



                                  YAHOO! INC.
                                (the "COMPANY")


                                      and



                            SOFTBANK HOLDINGS INC.
                               (the "PURCHASER")









                           Dated as of July 7, 1998

                                  YAHOO! INC.
                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made and entered into as of July 7, 1998, by and among YAHOO! INC., a California corporation (the "COMPANY"), and SOFTBANK Holdings Inc., a Delaware corporation (the "PURCHASER").

     THE PARTIES AGREE AS FOLLOWS:

                                   ARTICLE I
                        AUTHORIZATION AND SALE OF STOCK
                        -------------------------------

     Section 1.1 AUTHORIZATION OF THE SHARES. On or before the Closing Date (as defined in Section 2.1 below), the Company will have authorized the issuance and sale of 1,363,440 shares of Common Stock of the Company, par value $0.00067 per share (the "SHARES"), pursuant to this Agreement.

     Section 1.2 SALE OF THE SHARES. Subject to the terms and conditions hereof, on the Closing Date the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, the Shares at a purchase price of $183.36 per share for a total purchase price of $250,000,358.40.

                                  ARTICLE II
                            CLOSING DATE; DELIVERY
                            ----------------------

     Section 2.1 CLOSING DATE. The consummation of the purchase and sale of the Shares hereunder (the "CLOSING") shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California 94025 at 10:00 a.m., on July 14, 1998 or at such other time and place as the Company and the Purchaser mutually agree upon in writing
(the "CLOSING DATE").

     Section 2.2 DELIVERY. At the Closing, the Purchaser shall deliver payment of the purchase price for the Shares by check or by wire transfer. Within three (3) days after the Closing Date, the Company shall deliver to the Purchaser certificate(s) representing the Shares.

     Section 2.3 CONSUMMATION OF CLOSING. All acts, deliveries and confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company hereby represents and warrants to the Purchaser, at and as of the date of this Agreement and at and as of the Closing Date, as follows:

     Section 3.1 ORGANIZATION The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect on the business, assets (including intangible assets), liabilities, condition (financial or otherwise), prospects, property or results or operations (a "MATERIAL ADVERSE EFFECT") of the Company.

     Section 3.2 VALID ISSUANCE OF COMMON STOCK. The Shares, when issued and paid for in accordance with this Agreement will be duly authorized, validly issued, fully paid, and non-assessable and issued in compliance with all applicable federal or state securities laws.

     Section 3.3    AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (b) The execution and delivery by the Company of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation or Bylaws of the Company, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound, or
(iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its properties or assets, except in the case of (ii) and
(iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("GOVERNMENTAL ENTITY") is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, and (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

     Section 3.4    COMMISSION FILINGS; FINANCIAL STATEMENTS.

          (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") and made available to the Purchaser or its representatives all forms, reports and documents required to be filed by the Company with the Commission since December 31, 1997 (collectively, the "COMPANY COMMISSION REPORTS"). The Company Commission Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes) contained in the Company Commission Reports, including any such Report filed after the date of this Agreement until the Closing, complied as to form in all material respects with the applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and fairly presented the consolidated financial position of the Company and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     Section 3.5 COMPLIANCE WITH LAWS. The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, including but not limited to statutes, laws or regulations relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively, "ENVIRONMENTAL LAWS"), except for failures to comply or violations which would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

     Section 3.6 SHAREHOLDERS CONSENT. No consent or approval of the shareholders of the Company is required or necessary for the Company to enter into this Agreement or to consummate the transactions contemplated hereby and thereby.

     Section 3.7 LITIGATION. Except as otherwise disclosed in the Company Commission Reports, (i) there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company or any of its properties or any of its officers or directors (in their capacities as such), which, if determined adversely to the Company, would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and (ii) there is no judgment, decree or order against the Company, or, to the knowledge of the Company, any of its respective directors or officers (in their capacities as such) relating to the business of the Company, the presence of which would have Material Adverse Effect with respect the Company and its subsidiaries, taken as a whole.

     Section 3.8 INTELLECTUAL PROPERTY. Except as disclosed in the Company Commission Reports, the Company owns or possesses, or can acquire on commercially reasonable terms, adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology, software, know-how and trade secrets necessary to conduct the business now or proposed to be conducted by the Company, and the Company has not received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, technology, know-how or trade secrets that would result in a Material Adverse Effect; and, to the Company's knowledge, the discoveries, inventions, products, services or processes used in the Company's business do not, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, which infringement or conflict would result in a Material Adverse Effect.


                                  ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                -----------------------------------------------

     The Purchaser hereby represents and warrants to the Company, at and as of the date of this Agreement and at and as of the Closing, as follows:

     Section 4.1 AUTHORITY. The Purchaser is a corporation and is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has now, and will have at the Closing Date, all requisite legal and corporate power to enter into this Agreement, to purchase the Shares hereunder, and to perform its obligations under the terms of this Agreement.

     Section 4.2 AUTHORIZATION. All corporate action on the part of the Purchaser necessary for the purchase of the Shares and the performance of the Purchaser's obligations hereunder has been taken or will be taken prior to the Closing Date. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally, and except insofar as the availability of equitable remedies may be limited.

     Section 4.3 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the

Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

     Section 4.4 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. Purchaser is not a "broker" or a "dealer" as defined in the Exchange Act.

     Section 4.5 RESTRICTED SECURITIES. The Purchaser understands that the Shares are characterized as "restricted securities" under applicable U.S. federal and state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, pursuant to these laws and applicable regulations, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     Section 4.6 LEGENDS. The Purchaser understands that the Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                                   ARTICLE V
                             CONDITIONS TO CLOSING
                             ---------------------

     Section 5.1 CONDITIONS TO THE PURCHASER'S OBLIGATIONS. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Article III hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

          (b) COMPLIANCE CERTIFICATE. The President of the Company shall deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Section 5.1(a) have been fulfilled and stating that there shall have been no material adverse change in the business, operations, properties, assets or financial condition of the Company since the date of this Agreement.

          (c) OPINION OF COMPANY'S COUNSEL. The Purchaser shall have received from Venture Law Group, A Professional Corporation, counsel to the Company, an opinion addressed to the Purchaser, dated the Closing Date, substantially in the form of EXHIBIT A attached hereto.

          (d) QUALIFICATIONS. The offer and sale of the Shares to the Purchaser pursuant to this Agreement shall be exempt from qualification under the California Corporate Securities Law of 1968, as amended. All other authorizations, approvals or permits of any other governmental authority that are required in connection with the lawful issuance and sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date.

          (e) REGISTRATION RIGHTS. The Second Amended and Restated Investor Rights Agreement dated March 12, 1996 shall have been amended to include the Shares as Registrable Securities (as defined therein).

     Section 5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties of the Purchaser in Article IV hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date; and the Purchaser shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

          (b) QUALIFICATIONS. The offer and sale of the Shares to the Purchaser pursuant to this Agreement shall be exempt from qualification under the California Corporate Securities Law of 1968, as amended. All other authorizations, approvals or permits of any other governmental authority that are required in connection with the lawful issuance and sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date.

                                  ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     Section 6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

     Section 6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

     Section 6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     Section 6.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

     Section 6.5 NOTICES AND OTHER COMMUNICATIONS. Every notice or other communication required or contemplated by this Agreement by either party shall be delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested registered or certified mail or the equivalent of registered or certified mail under the laws of the country where mailed, (iii) nationally recognized overnight courier, such as Federal Express or UPS, or (iv) facsimile with a confirmation copy sent simultaneously by postage prepaid, return receipt requested, registered or certified mail, in each case addressed to the Company or the Purchaser as the case may be at the following address:

     To the Company:     Yahoo! Inc.
                         3420 Central Expressway
                         Santa Clara, CA 95051
                         Attn:  Timothy Koogle
                         Facsimile:  (408) 731-3301

     With a copy at the same address to the attention of the General Counsel and Secretary, and a copy to:

                         Venture Law Group
                         A Professional Corporation
                         2800 Sand Hill Road
                         Menlo Park, California  94025
                         Attn.:  James L. Brock
                         Facsimile:  (415) 233-8386

     To the Purchaser:   SOFTBANK Holdings Inc.
                         10 Langley Road, Suite 403
                         Newton Center, MA  02159
                         Attn: Ronald D. Fisher
                         Facsimile: (617) 928-9301


     With a copy to:     Sullivan & Cromwell
                         125 Broad Street
                         New York, NY  10004
                         Attn: Stephen A. Grant
                         Facsimile: (212) 558-3588

or at such other address as the intended recipient previously shall have designated by written notice to the other party (with copies to counsel as may be indicated on the signature page). Notice by registered or certified mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and in the absence of such record of delivery, the effective date shall be presumed to have been the fifth
(5th) business day after it was deposited in the mail. All notices delivered in person or sent by courier shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of personal delivery; notices delivered by facsimile with simultaneous confirmation copy by registered or certified mail shall be deemed delivered to and received by the addressee and effective on the date sent. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

     Section 6.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     Section 6.7 SEPARABILITY OF AGREEMENTS; SEVERABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 6.8    FINDER'S FEES.

          (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

          (b) The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, is responsible.

     Section 6.9 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     Section 6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     Section 6.11 ATTORNEYS' FEES. If any action or proceeding shall be commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party, the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding or negotiation to avoid such action or proceeding.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

                                   YAHOO! INC.


                                   By:  /s/ TIMOTHY KOOGLE
                                        -------------------------------
                                        Timothy Koogle, President & CEO



                                   SOFTBANK HOLDINGS INC.


                                   By:  /s/  RONALD D. FISHER
                                        -------------------------------
                                        Ronald D. Fisher, Vice Chairman


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